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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       June 27, 2000
                                                -------------------------------




                         CLARK Material Handling Company
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               (Exact Name of Registrant as Specified in Charter)

       Delaware                      333-18957                  61-1312827
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State or Other Jurisdiction       (Commission File          (IRS Employer
     of Incorporation)                Number)               Identification No.)


   172 Trade Street, Lexington, Kentucky                            40511
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code (859) 288-1200
                                                  -----------------------------


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             (Former Name or Address, if Changed Since Last Report)



                               (Page 1 of 5 Pages)


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ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

         On June 27, 2000, the United States Bankruptcy Court for the District of Delaware (the "Court") entered a final debtor-in-possession financing order authorizing CLARK Material Handling Company ("CLARK") and its affiliated debtor company, Blue Giant Corporation ("Blue Giant"), to obtain financing from Congress Financial Corporation up to an aggregate amount equal to $45,000,000 (the "DIP Loans"), subject to certain limitations on availability based upon a borrowing base formula. The DIP Loans are comprised of a revolving credit facility and a term loan in the amount of $3,450,000 and mature on December 31, 2007. Interest is payable on the revolving credit facility at a fluctuating rate based on either LIBOR or the prime rate plus a spread, and on the term loan at the prime rate plus 1% per annum. The DIP Loans are secured by all assets of CLARK and Blue Giant, and each of CLARK and Blue Giant has guaranteed the repayment of the DIP Loans.

         Also on June 27, 2000, the Court authorized CLARK to transition certain of its manufacturing operations to two of its wholly-owned subsidiaries, CLARK Material Handling GmbH ("CLARK Germany") in Mulheim, Germany, and CLARK Material Handling Asia, Inc. ("CLARK Asia") in Changwon, Korea. Under this transition plan, CLARK anticipates closing its manufacturing operations in Lexington, Kentucky, within the next nine months, selling certain of its tooling, equipment and parts inventory to its two overseas subsidiaries and obtaining additional financing for its overseas subsidiaries to support the expected increase in overseas manufacturing.

         CLARK has determined that a carefully orchestrated transition of manufacturing to CLARK Germany and CLARK Asia is essential for CLARK's overall economic viability. CLARK believes that the transition is an important step in the reorganization process and expects it to, among other things, eliminate significant excess worldwide manufacturing capacity.

ITEM 5.           OTHER EVENTS

         On June 29, 2000, CLARK issued the press release attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

         (c)      EXHIBITS.  The following exhibits are filed with this report:

    EXHIBIT NUMBER                                     DESCRIPTION

         99.1           Press Release, dated June 29, 2000, issued by CLARK
                        Material Handling Company.



                               (Page 2 of 5 Pages)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CLARK Material Handling Company

Date: July 12, 2000                    By:  /s/ Michael J. Grossman
                                            -----------------------------------
                                            Name:     Michael J. Grossman
                                            Title:    Vice President, Secretary
                                                      and General Counsel


                               (Page 3 of 5 Pages)


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                                INDEX TO EXHIBITS

    EXHIBIT NUMBER                        DESCRIPTION                                        PAGE

         99.1           Press Release, dated June 29, 2000, issued by CLARK Material          5
                        Handling Company.
